EWBC Earnings Results Third Quarter 2018 October 18, 2018

Forward-Looking Statements Forward-Looking Statements Certain matters set forth herein (including any exhibits hereto) constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. Forward-looking statements may include, but are not limited to, the use of forward-looking language, such as “likely result in,” “expects,” “anticipates,” “estimates,” “forecasts,” “projects,” “intends to,” or may include other similar words or phrases, such as “believes,” “plans,” “trend,” “objective,” “continues,” “remains,” or similar expressions, or future or conditional verbs, such as “will,” “would,” “should,” “could,” “may,” “might,” “can,” or similar verbs. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties, some of which are beyond our control, include, but are not limited to, our ability to compete effectively against other financial institutions in our banking markets; success and timing of our business strategies; the Company’s ability to retain key officers and employees; changes in interest rates on our net interest income and net interest margin; the effect of changes in the deposit mix on our funding costs and net interest margin; changes in our costs of operation, compliance and expansion; our ability to adopt and successfully integrate new technologies into our business in a strategic manner; impact of failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber attacks; and other similar matters which could result in, among other things, confidential and/or proprietary information being disclosed or misused; adequacy of our risk management framework, disclosure controls and procedures and internal control over financial reporting; future credit quality and performance, including our expectations regarding future credit losses and allowance levels; impact of adverse changes to our credit ratings from the major credit rating agencies; impact of adverse judgments or settlements in litigation; changes in the commercial and consumer real estate markets; changes in the United States (“U.S.”) economy, including inflation, employment levels, rate of growth and general business conditions; changes in government interest rate policies; impact of political developments, wars or other hostilities that may disrupt or increase volatility in securities or otherwise affect economic conditions; changes in laws or the regulatory environment including regulatory reform initiatives and policies of the U.S. Department of Treasury, the Board of Governors of the Federal Reserve Board System, the Federal Deposit Insurance Corporation, the U.S. Securities and Exchange Commission, the Consumer Financial Protection Bureau and the California Department of Business Oversight — Division of Financial Institutions; impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on our business, business practices and cost of operations; heightened regulatory and governmental oversight and scrutiny of the Company’s business practices, including dealings with consumers; impact of reputational risk from negative publicity, fines and penalties and other negative consequences from regulatory violations and legal actions; impact of regulatory enforcement actions; changes in accounting standards as may be required by the Financial Accounting Standards Board or other regulatory agencies and their impact on critical accounting policies and assumptions; changes in income tax laws and regulations and the impact of the Tax Cuts and Jobs Act; impact of other potential federal tax changes and spending cuts; our capital requirements and our ability to generate capital internally or raise capital on favorable terms; changes in our ability to receive dividends from our subsidiaries; any future strategic acquisitions or divestitures; continuing consolidation in the financial services industry; changes in the equity and debt securities markets; fluctuations of our stock price; fluctuations in foreign currency exchange rates; a recurrence of significant turbulence or disruption in the capital or financial markets, which could result in, among other things, a reduction in the availability of funding or increased funding costs, reduced investor demand for mortgage loans and declines in asset values and/or recognition of other-than-temporary impairment on securities held in our available-for-sale investment securities portfolio; changes in the economy of and monetary policy in the People’s Republic of China; impact of natural or man-made disasters or calamities or conflicts or other events that may directly or indirectly result in a negative impact on the Company’s financial performance; and other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2017, and particularly the discussion of risk factors within that document. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the Company’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. The Company assumes no obligation to update such forward-looking statements. 2

Highlights of Third Quarter 2018 Results $ in millions, except per share data Current Quarter Q-o-Q Change Y-o-Y Change 3Q18 Earnings Net income Net income $ 171.3 (1)% 29% $171 million Adj.1 net income $ 171.3 (1)% 31% EPS $ 1.17 (1)% 29% 3Q18 Adj.1 EPS $ 1.17 (1)% 31% Diluted EPS NII $ 348.7 2% 15% $1.17 NIM 3.76% (7) bps 24 bps 1 Balance Sheet Tangible equity /share Loans $ 31,213 3% 9% $25.91 Deposits $ 33,629 3% 7% Record loans TBVPS1 $ 25.91 4% 14% $31.2 billion Credit Quality NCO ratio 0.05% (9) bps (1) bps Record deposits NPAs $ 114.6 11% (2)% $33.6 billion 1 See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and in the Company’s 3Q18 Earnings Press Release. 3Q17 adjusted for the sale of EWIS, which netted $2.2mm or $0.02/sh. 3

3Q18 Earnings Growth and Profitability

Net Income and Diluted EPS



$ in millions, except per share data
$133
$0.91
$85
$0.58
$187
$1.28
$172
$1.18
$171
$1.17
3Q17
4Q17
1Q18
2Q18
3Q18
Net income
Diluted EPS

Adjusted* Net Income and Diluted EPS



$ in millions, except per share data
$130
$0.89
$127
$0.87
$165
$1.13
$172
$1.18
$171
$1.17
-3%
+30%
+5%
-1%
3Q17*
4Q17*
1Q18*
2Q18
3Q18
Adj.* net income
Adj.* diluted EPS
Adj.* net income growth

Profitability Ratios



1.44%
1.35%
1.79%
1.84%
1.76%
16.1%
15.1%
19.7%
19.5%
18.5%
13.8%
13.0%
17.0%
17.0%
16.2%
3Q17*
4Q17*
1Q18*
2Q18
3Q18
Return on assets
Return on equity
Return on tang. eq.

* 3Q17, 4Q17 & 1Q18 ratios adjusted for non-GAAP items.

- 5-quarter GAAP ROA range: 0.90% to 2.03%.
  - 5-quarter operating ROA range: 1.35% to 1.84%.
- 5-quarter GAAP ROE range: 8.7% to 19.3%.
  - 5-quarter operating ROE range: 13.0% to 17.0%.
- 5-quarter GAAP tangible ROE range: 10.2% to 22.3%.
  - 5-quarter operating tangible ROE range: 15.1% to 19.7%.

* See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and in the Company's 3Q18 Earnings Press Release. 1Q18 adjusted for the gain on sale of DCB; 4Q17 adjusted for the impact of the enactment of the Tax Cuts and Jobs Act; and 3Q17 adjusted for the gain on sale of EWIS business.

EAST WEST BANK

4

3Q18 Record Loans of $31.2 billion 3Q18 EOP Loan Mix: $31.2 billion . EOP loan growth of 3% Q-o-Q (+13% LQA) . Avg. loan growth of 3% Q-o-Q (+11% LQA). . Largest avg. growth in SFR: $393mm (+31% LQA). 25% . Followed by C&I: $380mm (+14% LQA). 37% . 3Q18 avg. loan yield of 5.02%, up by 7 bps Q-o-Q. . Yield expansion driven by upward repricing of 38% variable rate loans. Average Loans Average Loan Yield 37% +11% +6% $ $ inbillions +8% +16% Average loans LQA average loan growth Loan portfolio composition: CRE = CRE, MFR, construction and land. Consumer = SFR, HELOC, and other consumer. 5

3Q18 Record Deposits of $33.6 billion

3Q18 EOP Deposit Mix: $33.6 billion


$8.7
26%
$10.8
32%
$6.5
19%
$7.6
23%
DDA
MMDA
IB Checking & Savings
Time

- EOP deposit growth of 3% Q-o-Q (+10% LQA).
- Avg. deposit growth of 3% Q-o-Q (+11% LQA).
  - Avg. balance growth in interest-bearing checking (+$128mm) and time deposits (+$1,370mm).
  - Growth in time deposits reflects spring and summer promotional campaigns. On EOP basis, time deposits increased by $882mm Q-o-Q.
- 3Q18 cost of deposits: 0.78%, up 14 bps Q-o-Q; cost of IB deposits: 1.14%, up 18 bps Q-o-Q.

Average Deposits


$ in billions
$31.1
$32.3
$32.3
$32.4
$33.2
+15%
+0.5%
+1%
+11%
3Q17
4Q17
1Q18
2Q18
3Q18
Average deposits
LQA average deposit growth

Cost of Deposits


0.40%
0.43%
0.49%
0.64%
0.78%
3Q17
4Q17
1Q18
2Q18
3Q18

EAST WEST BANK

6

3Q18 Summary Income Statement $ in millions, except per share data 3Q18 2Q18 $ Change % Change Tax Items Adjusted net interest income $ 345.9 $ 335.4 $ 10.5 3% . 3Q18 effective tax rate was 16%, ASC 310-30 discount an increase from 13% in 2Q18. 2.9 6.3 (3.4) (55) % accretion income . Currently projecting full year 2018 Net interest income 348.7 341.7 7.0 2 % effective tax rate of approximately Fees & operating income 41.9 44.6 (2.7) (6) % 14%, compared to 13% previously. Net gains on sales of fixed 4.6 3.7 0.9 25 % assets, loans & securities Total noninterest income 46.5 48.3 (1.8) (4) % Adjusted noninterest expense 157.7 155.6 2.1 1 % Amortization of tax credit and other investments, and core 22.2 21.9 0.3 1 % deposit intangibles Total noninterest expense 179.8 177.4 2.4 1 % Provision for credit losses 10.5 15.5 (5) (32) % Income tax expense 33.6 24.6 8.9 36 % Net income $ 171.3 $ 172.3 $ (1.0) (1) % Diluted EPS $ 1.17 $ 1.18 $ (0.01) (1) % Note: See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and in the Company’s 3Q18 Earnings Press Release. 7

3Q18 Net Interest Income & Net Interest Margin Net Interest Income . 3Q18 NII of $348.7mm increased 2% Q-o-Q. . 3Q18 GAAP NIM of 3.76% decreased by 7 bps Q-o-Q. NIM impact from change in asset rates and mix: . +10 bps from change in loan yields. +2% . +5% -3 bps from lower ASC 310-30 discount accretion income. +2% $ $ inmillions . -1 bps from earning asset mix shift. +5% NIM impact from change in liabilities rates and mix: . -11 bps from change in rates paid on deposits. . -2 bps from funding mix shift. Net Interest Income NII growth Average Loan Yield and Cost of Deposits Net Interest Margin relative to Upper Range of Fed Funds Target Rate *See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and in the Company’s 3Q18 Earnings Press Release. 8

3Q18 Fees & Other Operating Income Fees and Other Operating Income Q-o-Q Difference . 3Q18 noninterest income totaled $46.5mm, a decrease from $48.3mm in 2Q18. $44.6 . $41.9 Excluding the impact of all gains on sales, 3Q18 fees $40.7 and other operating income of $41.9mm decreased by $38.4 $38.2 6% Q-o-Q from $44.6mm. . Decrease in derivative fees and other income reflected a lower volume of customer transactions, which was partially offset by an increase in the fair value of interest rate swaps. . Decrease in letters of credit fees and foreign exchange income reflected a decline in mark-to- market revaluations for foreign currency balance sheet items. . Customer driven fees of $37.1mm decreased by 8% Q-o-Q from $40.3mm; and decreased by 8% Y-o-Y. . Increase in ancillary loan fees reflected growth in loan commitments. . Decrease in wealth management reflected lower customer transaction volumes. 9

3Q18 Efficiency and PTPP Profitability


Noninterest Expense & Efficiency Ratio
$ in millions
$139
$152
$150
$156
$158
39.8%
41.6%
40.6%
39.9%
39.9%
3Q17
4Q17
1Q18
2Q18
3Q18
Adj.* noninterest expense
Adj.* efficiency ratio

- 3Q18 total noninterest expense: $179.8mm.
- 3Q18 adj.* noninterest expense: $157.7mm.
  - Q-o-Q expense increases: compensation and employee benefits; other operating expenses.
  - Q-o-Q expense decreases: consulting and legal.
- 3Q18 adj.* efficiency ratio: 39.9%, unchanged from 39.9% in 2Q18.


PTPP Income & PTPP Profitability Ratio
$ in millions
$210
$213
$219
$234
$238
2.32%
2.27%
2.38%
2.50%
2.44%
3Q17
4Q17
1Q18
2Q18
3Q18
Adj.* PTPP income
Adj.* PTPP profitability ratio

- Operating leverage: revenue growth essentially in line with expense growth.
  - 3Q18 revenue up 1% Q-o-Q.
  - 3Q18 adj.* noninterest expense up 1% Q-o-Q.
- Pre-tax, pre-provision (PTPP) income growth: 3Q18 PTPP income of $237.6mm, up 1% Q-o-Q and up 13% Y-o-Y.
- PTPP profitability: 5-qtr adj. PTPP profitability ratio range of 2.27% to 2.50%.

*See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation and in the Company's 3Q18 Earnings Press Release.

EAST WEST BANK

10

Asset Quality Metrics Allowance for Loan Losses Provision Expense & Annualized Net Charge-off* Ratio 1.00% $46.3 $46.3 $40 $27.5 0.50% $ $ inbillions $ $ inmillions $14.2 0.15% 0.09% 0.11% 0.01% $0 0.00% 2015 2016 2017 2018 YTD Provision expense NCOs / Avg. loans HFI* Nonperforming Assets* . Allowance coverage of loans HFI: 0.99% as of 09.30.18, compared to 1.00% as of 06.30.18. . 3Q18 net charge-off ratio: 0.05% annualized, compared to 0.14% in 2Q18. YTD, net charge-off ratio: 0.11%. . Nonperforming assets to total assets ratio: 0.29% $ $ inmillions as of 09.30.18, compared to 0.27% as of 06.30.18. * Nonperforming assets and net charge-offs exclude purchased credit impaired loans. HFI represents held-for-investment. 11

Strong Capital Ratios . Regulatory capital ratios increased by 84 bps to 89 bps year-to-date. . Capital ratio increases, common dividend payout, and organic balance sheet growth supported through organic earnings generation. EWBC's Capital Position 0.155 $25.91 13.8% 12.9% 0.135 $25.00 12.3% 12.3% 11.4% 11.4% $23.13 0.115 10.5% 9.7% 10.0% 9.2% 9.1% 0.095 8.5% 7.0% 0.075 0.055 4.0% 0.035 $15.00 0.015 Tangible equity Tangible equity to CET1 risk-based Tier 1 risk-based Total risk-based Tier 1 leverage per share tangible assets ratio capital ratio capital ratio capital ratio capital ratio Basel III Fully Phased-in Minimum Regulatory Requirement EWBC 12.31.17 EWBC 09.30.18 Note: The Company’s September 30, 2018 regulatory capital ratios are preliminary. 12

Management Outlook: Full Year 2018

Earnings drivers	FY 2018 expectations compared to FY 2017 results	Outlook change from prior quarter	2018 YTD actual	FY 2017 actual
End of Period Loans	▪ Increase at a rate of approximately 10%.	Unchanged.	$31.2 billion, +10% YTD annualized	$29.1 billion, +14% Y-o-Y
NIM	▪ Approximately 3.75% (excl. impact of ASC 310-30 discount accretion). ▪ Approximately 3.80% (incl. accretion, which is estimated to add 5 bps).	Unchanged.	3.72% (ex. accretion), +30 bps YTD 3.77% (w/ accretion), +29 bps YTD	3.42% (ex. accretion), +27 bps Y-o-Y 3.48% (w/ accretion), +18 bps Y-o-Y
Noninterest Expense (excl. tax credit investment & core deposit intangible amortization)	▪ Increase at a rate of approximately 9%.	Narrowed from a percentage rate change in the high single digits.	$463 million, +9% YTD annualized	$567 million, +5% Y-o-Y
Provision for Credit Losses	▪ In the range of $60mm to $65mm.	Lowered from previous range of: $70mm to $80mm.	$46 million	$46 million
Tax Items	▪ Full year effective tax rate of approximately 14%. ▪ Tax credit investments, excluding low income housing, of $115mm with associated tax credit amortization of $100mm above the line.	▪ Tax rate:13%. ▪ Tax credit investments & associated amortization: unchanged.	Effective tax rate: 14%	Effective tax rate: 31% Tax credit investments, excluding low income housing, of $110mm with associated tax credit amortization of $94mm.
Interest Rates	▪ No rate increase for rest of the year.	Unchanged.	Fed funds increased 75 bps YTD: 25 bps each in March, June and September.	Fed funds increased 75 bps in 2017: 25 bps each in March, June and December.

EAST WEST BANK

13

APPENDIX

Appendix: GAAP to Non-GAAP Reconciliation EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) During the first quarter of 2017, the Company consummated a sale and leaseback transaction on a commercial property and recognized a pre-tax gain on sale of $71.7 million. During the third quarter of 2017, the Company sold its insurance brokerage business, East West Insurance Services, Inc. (“EWIS”) and recognized a pre-tax gain on sale of $3.8 million. During the first quarter of 2018, the Company sold its Desert Community Bank (“DCB”) branches and recognized a pre-tax gain on sale of $31.5 million. Management believes that presenting the computations of the adjusted net income, adjusted diluted earnings per common share, adjusted return on average assets and adjusted return on average equity that exclude the impact of after-tax gains on the sales of the commercial property, EWIS business and DCB branches (where applicable) provides clarity to financial statement users regarding the ongoing performance of the Company and allows comparability to prior periods. Three Months Ended September 30, 2018 June 30, 2018 September 30, 2017 Net income (a) $ 171,302 $ 172,349 $ 132,660 Less: Gain on sale of business, net of tax (1) (b) — — (2,206) Adjusted net income (c) $ 171,302 $ 172,349 $ 130,454 Diluted weighted average number of shares outstanding (d) 146,173 146,091 145,882 Diluted EPS (a)/(d) $ 1.17 $ 1.18 $ 0.91 Diluted EPS impact of gain on sale of business, net of tax (b)/(d) — — (0.02) Adjusted diluted EPS $ 1.17 $ 1.18 $ 0.89 Average total assets (e) $ 38,659,262 $ 37,568,895 $ 35,937,567 Average stockholders’ equity (f) $ 4,197,675 $ 4,062,311 $ 3,756,207 Return on average assets (2) (a)/(e) 1.76% 1.84% 1.46 % Adjusted return on average assets (2) (c)/(e) 1.76% 1.84% 1.44 % Return on average equity (2) (a)/(f) 16.19% 17.02% 14.01 % Adjusted return on average equity (2) (c)/(f) 16.19% 17.02% 13.78% (1) Statutory rate of 29.56% was applied for the three months ended June 30, 2018, and the three months ended September 30, 2018. Statutory rate of 42.05% was applied for the three months ended September 30, 2017. (2) Annualized. 15

Appendix: GAAP to Non-**GAAP Reconciliation (cont'd)**

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Adjusted efficiency ratio represents adjusted noninterest expense divided by adjusted revenue. Adjusted pre-tax, pre-provision profitability ratio represents the aggregate of adjusted revenue less adjusted noninterest expense, divided by average total assets. Adjusted revenue represents the aggregate of net interest income and adjusted noninterest income, where adjusted noninterest income excludes the gains on the sales of the commercial property, EWIS business and DCB branches that were sold in the first quarter of 2017, third quarter of 2017 and first quarter of 2018, respectively (where applicable). Adjusted noninterest expense excludes the amortization of tax credit and other investments and the amortization of core deposit intangibles. Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods.

		Three Months Ended		
		September 30, 2018	June 30, 2018	September 30, 2017
Net interest income before provision for credit losses	(a)	$ 348,720	$ 341,679	$ 303,155
Total noninterest income		46,502	48,268	49,470
Total revenue	(b)	395,222	389,947	352,625
Noninterest income		46,502	48,268	49,470
Less: Gain on sale of business		—	—	(3,807)
Adjusted noninterest income	(c)	$ 46,502	$ 48,268	$ 45,663
Adjusted revenue	(a)+(c) = (d)	$ 395,222	$ 389,947	$ 348,818
Total noninterest expense	(e)	$ 179,815	$ 177,419	$ 164,345
Less: Amortization of tax credit and other investments		(20,789)	(20,481)	(23,827)
Amortization of core deposit intangibles		(1,369)	(1,373)	(1,735)
Adjusted noninterest expense	(f)	$ 157,657	$ 155,565	$ 138,783
Efficiency ratio	(e)/(b)	45.50 %	45.50 %	46.61 %
Adjusted efficiency ratio	(f)/(d)	39.89 %	39.89 %	39.79 %
Adjusted pre-tax, pre-provision income	(d)-(f) = (g)	$ 237,565	$ 234,382	$ 210,035
Average total assets	(h)	$ 38,659,262	$ 37,568,895	$ 35,937,567
Adjusted pre-tax, pre-provision profitability ratio [(1)]	(g)/(h)	2.44 %	2.50 %	2.32 %
Adjusted noninterest expense [(1)]/average assets	(f)/(h)	1.62 %	1.66 %	1.53 %

(1) Annualized.

EAST WEST BANK

16

Appendix: GAAP to Non-GAAP Reconciliation (cont'd)

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Management believes that presenting the adjusted average loan yield and adjusted net interest margin that exclude the ASC 310-30 discount accretion impact provides clarity to financial statement users regarding the change in loan contractual yields and allows comparability to prior periods.

		Three Months Ended			Nine Months Ended	
Yield on Average Loans		September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Interest income on loans	(a)	$ 385,538	$ 365,555	$ 306,939	$ 1,088,997	$ 872,039
Less: ASC 310-30 discount accretion income		(2,863)	(6,299)	(4,535)	(14,362)	(14,029)
Adjusted interest income on loans	(b)	$ 382,675	$ 359,256	$ 302,404	$ 1,074,635	$ 858,010
Average loans	(c)	$ 30,498,037	$ 29,646,766	$ 27,529,779	$ 29,790,281	$ 26,783,082
Add: ASC 310-30 discount		25,852	29,997	41,875	29,939	45,255
Adjusted average loans	(d)	$ 30,523,889	$ 29,676,763	$ 27,571,654	$ 29,820,220	$ 26,828,337
Average loan yield (1)	(a)/(c)	5.02%	4.95%	4.42%	4.89%	4.35%
Adjusted average loan yield (1)	(b)/(d)	4.97%	4.86%	4.35%	4.82%	4.28%
Net Interest Margin						
Net interest income	(e)	$ 348,720	$ 341,679	$ 303,155	$ 1,017,092	$ 865,368
Less: ASC 310-30 discount accretion income		(2,863)	(6,299)	(4,535)	(14,362)	(14,029)
Adjusted net interest income	(f)	$ 345,857	$ 335,380	$ 298,620	$ 1,002,730	$ 851,339
Average interest-earning assets	(g)	$ 36,822,293	$ 35,767,808	$ 34,208,533	$ 36,039,382	$ 33,542,941
Add: ASC 310-30 discount		25,852	29,997	41,875	29,939	45,255
Adjusted average interest-earning assets	(h)	$ 36,848,145	$ 35,797,805	$ 34,250,408	$ 36,069,321	$ 33,588,196
Net interest margin (1)	(e)/(g)	3.76%	3.83%	3.52%	3.77%	3.45%
Adjusted net interest margin (1)	(f)/(h)	3.72%	3.76%	3.46%	3.72%	3.39%

(1) Annualized.

EAST WEST BANK

17

Appendix: GAAP to Non-**GAAP Reconciliation (cont'd)**

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands) (unaudited)

The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company's performance. Tangible equity and tangible equity to tangible assets ratio are non-GAAP financial measures. Tangible equity and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion.

		September 30, 2018	June 30, 2018	September 30, 2017
Stockholders' equity	(a)	$ 4,244,850	$ 4,114,284	$ 3,781,896
Less: Goodwill		(465,547)	(465,547)	(469,433)
Other intangible assets (1)		(23,656)	(25,029)	(30,245)
Tangible equity	(b)	$ 3,755,647	$ 3,623,708	$ 3,282,218
Total assets	(c)	$ 39,073,106	$ 38,072,954	$ 36,307,966
Less: Goodwill		(465,547)	(465,547)	(469,433)
Other intangible assets (1)		(23,656)	(25,029)	(30,245)
Tangible assets	(d)	$ 38,583,903	$ 37,582,378	$ 35,808,288
Total stockholders' equity to total assets ratio	(a)/(c)	10.86 %	10.81 %	10.42 %
Tangible equity to tangible assets ratio	(b)/(d)	9.73 %	9.64 %	9.17 %

Adjusted return on average tangible equity represents adjusted tangible net income divided by average tangible equity. Adjusted tangible net income excludes the after-tax effects of the amortization of core deposit intangibles and mortgage servicing assets and the after-tax gains on the sales of the commercial property, EWIS business and DCB branches (where applicable). Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion.

		Three Months Ended		
		September 30, 2018	June 30, 2018	September 30, 2017
Net Income		$ 171,302	$ 172,349	$ 132,660
Add: Amortization of core deposit intangibles, net of tax (2)		964	967	1,006
Amortization of mortgage servicing assets, net of tax (2)		324	305	307
Tangible net income	(e)	$ 172,590	$ 173,621	$ 133,973
Less: Gain on sale of business, net of tax (2)		—	—	(2,206)
Adjusted tangible net income	(f)	$ 172,590	$ 173,621	$ 131,767
Average stockholders' equity		$ 4,197,675	$ 4,062,311	$ 3,756,207
Less: Average goodwill		(465,547)	(465,547)	(469,433)
Average other intangible assets (1)		(24,530)	(25,648)	(31,408)
Average tangible equity	(g)	$ 3,707,598	$ 3,571,116	$ 3,255,366
Return on average tangible equity (3)	(e)/(g)	18.47 %	19.50 %	16.33 %
Adjusted return on average tangible equity (3)	(f)/(g)	18.47 %	19.50 %	16.06 %

(1) Includes core deposit intangibles and mortgage servicing assets.
(2) Statutory rate of 29.56% was applied for the three months ended June 30, 2018, and the three months ended September 30, 2018. Statutory rate of 42.05% was applied for the three months ended September 30, 2017
(3) Annualized.

EAST WEST BANK

18